UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2020

Berry Corporation (bry)
(Exact name of registrant as specified in its charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 N. Dallas Parkway, Suite 500
Dallas, Texas 75248
(Address of Principal Executive Offices)
(661) 616-3900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.001 per share	Trading Symbol BRY	Name of each exchange on which registered Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective September 15, 2020, Gary Grove retired as the Executive Vice President and Chief Operating Officer of Berry Corporation (bry) (“Berry Corp.” or the “Company”) and Fernando Araujo was appointed Executive Vice President and Chief Operating Officer of Berry Corp.  As disclosed in the Quarterly Report on Form 10-Q filed by the Company on August 5, 2020, Mr. Grove previously notified the Company of his decision to retire from Berry Corp. following which, Mr. Grove, the Company and Berry Petroleum Company, LLC (“Berry LLC”) entered into a Transition and Separation Agreement and General Release of Claims (the “Transition Agreement”), effective July 31, 2020.  Pursuant to the Transition Agreement, to help ensure a successful transition, Mr. Grove will serve as Special Advisor to the Chair and CEO for a 30 day period following the termination of his employment.
Additional information about Mr. Grove’s retirement and termination of employment is included in the Company’s Quarterly Report on Form 10-Q filed on August 5, 2020, and a copy of the Transition Agreement was filed as an exhibit thereto and is incorporated by reference herein. Additional information about Mr. Araujo is included in the Current Report on Form 8-K filed by the Company on August 20, 2020, and a copy of the Employment Agreement, dated August 14, 2020, entered into by Mr. Araujo, Berry Corp. and Berry LLC was filed as an exhibit thereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Transition and Separation Agreement and General Release of Claims entered into effective July 31, 2020 by and between Gary A. Grove and Berry Petroleum Company, LLC (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed August 5, 2020)

10.2	Employment Agreement by and between Berry Petroleum Company, LLC and Fernando Araujo, effective August 14, 2020 (incorporated by reference to Exhibit 10.1 of Form 8-K filed August 20, 2020)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 15, 2020

Berry Corporation (bry)

By:	/s/ Danielle Hunter
Danielle Hunter
Executive Vice President, General Counsel and Corporate Secretary